                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Section 240.14a-12

                               SL INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

     (5)  Total fee paid:
________________________________________________________________________________

     [ ]  Fee paid previously with preliminary materials:
________________________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
________________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

     (3)  Filing Party:
________________________________________________________________________________

     (4)  Date Filed:
________________________________________________________________________________

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                         MOUNT LAUREL, NEW JERSEY 08054

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 2008

                                   ----------

To The Holders of Our Common Stock:

     We invite you to attend our annual shareholders' meeting on May 14, 2008 at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York at 1:00 P.M., Eastern Time. At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

     1. To elect seven (7) directors until the next annual meeting in 2009 or until their successors have been elected and qualified;

     2.   To approve the Company's 2008 Incentive Stock Plan;

     3. To ratify the appointment of Grant Thornton LLP as our independent accountants for fiscal 2008; and

     4.   Any other matters that properly come before the meeting.

     This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

     Only record holders of SL Industries, Inc. common stock at the close of business on March 28, 2008 will be entitled to vote on the foregoing matters at the annual meeting. Even if you only own a few shares of common stock, we want your shares to be represented at the annual meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

     We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                        Sincerely yours,


                                        DAVID R. NUZZO
                                        Secretary

Mount Laurel, New Jersey
April 14, 2008

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                         MOUNT LAUREL, NEW JERSEY 08054
                                 (856) 727-1500

                                 PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of SL Industries, Inc., a New Jersey corporation (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on May 14, 2008, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2007 (the "2007 Annual Report") are being mailed to shareholders on or about April 14, 2008. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

MEETING OF SHAREHOLDERS

     The Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York, on May 14, 2008, at 1:00 P.M., Eastern Time.

RECORD DATE AND VOTING

     The Board has fixed the close of business on March 28, 2008, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting. Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting. On the Record Date, there were 5,856,746 shares of the Company's common stock, $.20 par value per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

     The purposes of the Meeting are to vote upon (i) the election of seven (7) directors until the next annual meeting in 2009, or until their successors have been elected and qualified; (ii) the approval of Company's 2008 Incentive Stock Plan; (iii) the ratification of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 31, 2008, and (iv) such other business as may properly come before the Meeting.

QUORUM AND REQUIRED VOTE

     Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement and any other proposals that may properly come before the Meeting. Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the Meeting. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

     The director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of the Board. For the other proposals to be approved, the favorable vote of a majority of shares present and entitled to vote thereon is required. Abstentions count for quorum purposes and will have the same effect as a vote against the other proposal.

PROXIES

     The Board requests your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct. You may vote for all, some or none of the director nominees. You may also vote for or against the other proposal or abstain from voting.

     On the matters coming before the Meeting as to which a choice has been specified by a shareholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted for
(i) the election of the nominees for director listed in this Proxy Statement,
(ii) the approval of the Company's 2008 Incentive Stock Plan, and (iii) the ratification of Grant Thornton LLP as the Company's independent accountants, all as referred to in Items 1, 2 and 3, respectively, in the Notice of Annual Meeting of Shareholders and as described in this Proxy Statement.

     The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting of Shareholders.

     A shareholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

     Only holders of Common Stock, their proxy holders, and the Company's invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you could bring an account statement showing that you beneficially owned shares of the Common Stock as of March 28, 2008 as acceptable proof of ownership.

COSTS OF SOLICITATION

     The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation, and may be made in person or by telephone or email. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation. The Company has retained Innisfree M&A, Inc. to assist the Company in the solicitation of proxies for a fee of $6,500, plus expenses.

                          ITEM 1: ELECTION OF DIRECTORS

     The Company has one class of directors, each serving a one-year term. Directors elected at the Meeting will serve until the 2009 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. As previously announced, Warren Lichtenstein has declined to stand for re-election. In his place, the Nominating and Corporate Governance Committee has nominated John McNamara for election as director. The Nominating and Corporate Governance Committee has also nominated each of the other present directors for re-election.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

     Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted independence standards for directors that conform to the standards required by the American Stock Exchange ("AMEX") for listed companies. Based on the Company's director independence standards, the Board has affirmatively determined that each of the nominees, other than Messrs. Kassan, Henderson and McNamara is independent, including each of the non-management directors, consisting of Messrs. Baumgardner, Schwarz, Gray and Risher.

                                                                      Director
Name                         Age   Current Offices with the Company     Since
----                         ---   --------------------------------   --------
Glen M. Kassan(1)             64        Vice Chairman, Director         2002
J. Dwane Baumgardner(2)(4)    67        Director                        1990
James R. Henderson            50        Director                        2002
Mark E. Schwarz(1) (3)(4)     47        Director                        2002
Avrum Gray(2)(3)(4)           72        Director                        2002
James A. Risher(2)(3)         65        Director                        2003
John McNamara                 44        None                             N/A

(1)  Member of Executive Committee.

(2)  Member of Audit Committee.

(3)  Member of Compensation Committee.

(4)  Member of Nominating and Corporate Governance Committee.

BUSINESS BACKGROUND

     The following is a summary of the business background and experience of each of the persons named above:

GLEN M. KASSAN was elected as Vice Chairman of the Board on August 10, 2005 and elected as director since January 24, 2002. From February 4, 2002 until August 10, 2005, Mr. Kassan served as President of the Company. He has been an Operating Partner of Steel Partners, Ltd. ("SPL") since August 1999 and an Operating Partner of its predecessor from October 1999 to May 2001. Mr. Kassan has served as Vice

President and Secretary of WebFinancial since June 2000 and as Chief Financial Officer from June 2000 through 2007. Mr. Kassan has served as a director of WHX since July 2005 and as its Vice Chairman of the Board, Chief Executive Officer and Secretary since October 2005.

J. DWANE BAUMGARDNER has been a director since 1991. From January 2003 to May 2004, Mr. Baumgardner served as Vice Chairman and President of Magna Donnelly Corporation, an automotive supplier of exterior and interior mirror, lighting and engineered glass systems. Prior to January 2003, he had been the Chief Executive Officer and President of Magna Donnelly Corporation since October 2002. Magna Donnelly Corporation is a wholly owned subsidiary of Magna International Inc. that was established in October 2002 by the merger of Donnelly Corporation and Magna Mirror Systems. Prior to October 2002, Mr. Baumgardner had been the Chairman and Chief Executive Officer of Donnelly Corporation, an automotive supplier, since 1986. Mr. Baumgardner is currently a director of Wescast Industries, Inc., a global automotive supplier, and of Landscape Forms, Inc., a designer and manufacturer of outdoor commercial furnishings. He is also a member of the Board of Advisors for the Strive Group, an integrated merchandising supply chain company to large consumer product companies. He also serves as the President of the Scanlon Foundation.

JAMES R. HENDERSON was elected as a director on January 24, 2002. Mr. Henderson is a Managing Director and operating partner of Steel Partners LLC, a global investment management firm, which is the Investment Manager for Steel Partners II Master Fund L.P., Steel Partners II, L.P. and Steel Partners II (Onshore) LP. Mr. Henderson has been associated with Steel Partners LLC and its affiliates since August 1999. Mr. Henderson has, since March 1, 2007, served as an Executive Vice President of SP Acquisition Holdings, Inc., a "blank check company" formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses or assets. Mr. Henderson has served as President and Chief Operating Officer of WebFinancial Corporation ("WebFinancial"), which, through its operating subsidiaries, operates in niche banking markets, since November 2003 and as Chief Executive Officer and a director since June 2005. He has been a director (currently Chairman of the Board) of Del Global Technologies Corp., a designer and manufacturer of medical imaging and diagnostic systems, since November 2003. Mr. Henderson has served as a director of Angelica Corporation, an outsourced linen management services provider to the healthcare industry, since August 2006. He has also served as President of Gateway Industries, Inc., a provider of database development and website design and development services, since December 2001. Mr. Henderson has served as a director of BNS Holdings, Inc., a holding company that owns a majority of Collins Industries, Inc., a manufacturer of school buses, ambulances, and terminal trucks, since June 2004. Mr. Henderson served as a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 until September 2003, and as acting Chief Executive Officer, from July 2002 until March 2003. From January 2001 to August 2001, Mr. Henderson served as President of MDM Technologies, Inc., a direct mail and marketing company. From 1996 to July 1999, Mr. Henderson was employed in various positions with Aydin Corporation which included tenure as President and Chief Operating Officer from October 1998 to June 1999. Prior to his employment with Aydin Corporation, Mr. Henderson was employed as an executive with UNISYS Corporation, an e-business solutions provider.

MARK E. SCHWARZ was elected as a director on January 24, 2002. He is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1992 that is the general partner of Newcastle Partners, L.P., a private investment firm. Mr. Schwarz is also Chairman of the Board and CEO of Geoworks Corporation, Inc. Mr. Schwarz has served as Chairman of the Board of Hallmark Financial Services, Inc., a property and casualty insurance company, since October 2001 and was its Chief Executive Officer from January 2003 until August 2006. He currently serves as Chairman of the Board of Bell Industries, Inc., a computer systems integrator, Pizza Inn, Inc., a franchisor and food and supply distributor, New Century Equity Holdings Corp., an asset management company, and Pinnacle Frames & Accents Inc. Mr. Schwarz is a director of Nashua

Corporation, a specialty paper, label and printing supplies manufacturer, WebFinancial and MedQuist, Inc.

AVRUM GRAY was elected as a director on May 23, 2002. Mr. Gray is the Chairman of G-Bar Limited Partnership, one of the nation's largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, and has held this position since 1981. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former Chief Executive Officer of a privately held manufacturer of components and devices for the automotive aftermarket. Mr. Gray is also a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer; Lynch Corporation, a holding company with subsidiaries engaged in manufacturing and distributing frequency control devices and glass forming and other equipment; and Material Sciences Corporation, a materials solution provider. Additionally, Mr. Gray has been Chairman of the Board of Spertus College, as well as a board member of the Illinois Institute of Technology, the Stuart School, and a number of philanthropic organizations, including the Jewish Federation of Chicago.

JAMES A. RISHER was elected as a director on May 29, 2003. Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. Since August 2006, Mr. Risher has served as the Chief Executive Officer of Del Global Technologies Corp. From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc. ("BlueStar"), a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets. BlueStar filed CCAA (a petition for reorganization under Canadian bankruptcy laws) in August 2001, and a plan of reorganization was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. ("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998.

JOHN H. MCNAMARA, JR. has been an investment professional at SPL since May 2006. SPL is an affiliate of Steel Partners II, LP., which owns approximately 27.5% of the Company's outstanding common stock. Prior to working at SPL, Mr. McNamara was a Managing Director and Partner at Imperial Capital LLC, an investment banking firm, which he joined in 1995. As a member of its Corporate Finance Group he provided advisory services for middle market companies in the areas of mergers and acquisitions, restructurings and financings. Mr. McNamara began his career at Bay Banks, Inc., a commercial bank, where he served in lending and work-out capacities.

DIRECTOR COMPENSATION

     Director compensation is more fully described below in the "Director Compensation Table" located in the "Executive Compensation" portion of this Proxy Statement.

BOARD COMMITTEES AND MEETINGS

     The Board met on three occasions during the year ended December 31, 2007 and acted by written consent on three occasions. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served. There are four committees of the Board: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

     Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders. Two directors attended the 2007 Annual Meeting of Shareholders.

EXECUTIVE COMMITTEE

     The Executive Committee has and may exercise all the authority of the Board, except that the Executive Committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board, which by its terms is amendable or repealable only by the Board. The members of the Executive Committee during 2007 were Warren Lichtenstein, Glen M. Kassan and Mark E. Schwarz. As Mr. Lichtenstein has declined to stand for re-election to the Board, he will no longer be a member of the Executive Committee once directors have been elected at the Meeting. The Executive Committee did not meet during the fiscal year ended December 31, 2007.

AUDIT COMMITTEE

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The adequacy of the charter has been reviewed and assessed by the Audit Committee on an annual basis. The members of the Audit Committee are Avrum Gray, James A. Risher and J. Dwane Baumgardner, each of whom is independent under the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. In addition, the Board has determined that Avrum Gray, the Chairman of the Audit Committee and a non-management director, is an audit committee financial expert serving on the Audit Committee. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee annually selects independent public accountants to serve as auditors of the Company's books, records and accounts. The Audit Committee reviews the scope of the audits performed by such auditors, the audit reports prepared by them and discusses with the auditors those matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee also reviews and monitors the Company's internal accounting procedures and discusses the Company's Audited Financial Statements with management. A report from the Audit Committee is also included in this Proxy Statement. See Audit Committee Report. The Audit Committee met on five occasions during the fiscal year ended December 31, 2007 and acted by written consent on one occasion.

COMPENSATION COMMITTEE

     The Compensation Committee reviews compensation arrangements and personnel matters. The Compensation Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The members of the Compensation Committee are James A. Risher, Mark E. Schwarz and Avrum Gray. Each member of the Compensation Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. A report from the Compensation Committee is also included in this Proxy Statement. The Compensation Committee met on one occasion during the fiscal year ended December 31, 2007 and acted by written consent on one occasion.

     The Compensation Committee has the ultimate authority to determine compensation of the Company's executive officers, but may form and delegate authority to subcommittees when appropriate. The Compensation Committee's procedures for considering and determining executive and director compensation is detailed in "Executive Compensation Discussion and Analysis" provided below.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices and compensation for directors. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company's website at www.slindustries.com. The members of the Nominating and Corporate Governance Committee are Mark E. Schwarz, Avrum Gray and J. Dwane Baumgardner. Each member of the Nominating and Corporate Governance Committee meets the criteria for being "independent" set forth under Section 121(A) of the listing standards of the AMEX. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2007 and acted by written consent on one occasion.

     The Nominating and Corporate Governance Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and identifies potential candidates to serve as directors, to the extent there are vacancies on the Board. The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company's By-laws, and applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The Nominating and Corporate Governance Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.

     In considering Board candidates, members of the Nominating and Corporate Governance Committee take into consideration all factors that it deems appropriate, including, but not limited to, the individual's character, education, experience, knowledge and skills. The Nominating and Corporate Governance Committee will also consider the extent of the individual's experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders. In addition to reviewing a candidate's background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company's businesses. It is the policy of the Board that at all times at least a majority of its members meet the standards of independence promulgated by the AMEX and the SEC. Additionally, the Nominating and Corporate Governance Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

     Shareholders wishing to bring a nomination for a director candidate prior to a shareholders meeting must give written notice to David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054, either by personal delivery or by United States mail, postage prepaid. The shareholder's notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary date on which notice of the prior year's annual meeting was first mailed to shareholders. The shareholder's written notice to the Secretary shall set forth
(i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such shareholder, as they appear on the Company's books; and of such beneficial owner, (a) the class and number of shares of the Common Stock that are owned beneficially and of record by such shareholder and such beneficial owner; and (b) a representation that the shareholder is a holder of record of shares of the Common Stock and intends to appear in person or by proxy at the meeting to propose such business.

     The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need, and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

     Except as set forth above, the Nominating and Corporate Governance Committee does not have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).

CODE OF CONDUCT AND ETHICS

     The Company has adopted a code of conduct and ethics (the "Code") that applies to all of its directors, officers and employees. The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company,
(iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code. The Code has been filed as an exhibit to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003 and is available on the Company's website at www.slindustries.com. The Code may also be requested in print, without charge, by writing to: David R. Nuzzo, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054. Amendments to the Code and any grant of a waiver from a provision of the Code requiring disclosure under applicable SEC rules will be disclosed on the Company's website at www.slindustries.com.

PROCEDURES FOR CONTACTING DIRECTORS

     The Company has adopted a procedure by which shareholders may send communications to one or more directors by writing to such director(s) or to the whole Board, care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and the AMEX. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended December 31, 2007, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements except for (a) Mr. Baumgardner's inadvertent late filing of thee Form 4s, reporting 12 transactions, (b) Mr. Nuzzo's inadvertent late filing of one Form 5, reporting one transaction and (c) Mr. Taylor's inadvertent late filing of one Form 5, reporting one transaction.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JAMES C. TAYLOR has served as Chief Executive Officer and President of the Company since August 10, 2005. Mr. Taylor previously served as Executive Vice President and Chief Operating Officer of the Company since January 2004, as President of the Company's Power Electronics Group since August 2002, and as President of the Company's subsidiary, Teal Electronics Corp., since January 2000. From September 1997 to December 1999, Mr. Taylor was President of Transicoil, a division of Horizon Aerospace, LLC, a privately held company specializing in military, aerospace, and medical motors.

DAVID R. NUZZO has served as Vice President and Chief Financial Officer and Secretary since December 1997. Mr. Nuzzo has served as Treasurer since January 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock, as of March 28, 2008 (except as otherwise noted), by: (i) each person or entity (including such person's or entity's address) who is known by the Company to own beneficially more than five percent of the Common Stock; (ii) each of the Company's directors and nominees for director who beneficially owns shares of Common Stock; (iii) each Named Executive Officer (as defined under the Executive Compensation section of this Proxy Statement) who beneficially owns shares of Common Stock; and (iv) all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company. Unless otherwise indicated, the address for all of the executive officers, directors and shareholders named below is c/o SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.

                                Number of Shares
Name of Beneficial Owner      Beneficially Owned(1)   Percentage Owned(2)
------------------------      ---------------------   -------------------
The Gabelli Funds                  1,222,783(3)               20.9%
One Corporate Center
Rye, NY 10580-1435

Steel Partners II, L.P.            1,608,550(4)               27.5%
590 Madison Avenue
32nd Floor
New York, NY 10022

Warren G. Lichtenstein             1,618,850(4)(5)            27.6%

Glen M. Kassan                             0(4)                   *

Mark E. Schwarz                      243,473(6)                4.1%

J. Dwane Baumgardner                 107,595(7)                1.8%

David R. Nuzzo                        47,838(8)                   *

James C. Taylor                       61,710(9)                1.0%

                                Number of Shares
Name of Beneficial Owner      Beneficially Owned(1)   Percentage Owned(2)
------------------------      ---------------------   -------------------
Avrum Gray                            39,578(10)                  *

James R. Henderson                    20,824(4)                   *

James A. Risher                            0                      *

All Directors and Executive
Officers as a Group                2,139,868(11)              35.3%

*    Less than one percent (1%)

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares. Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

(2)  Based upon 5,856,746 shares outstanding as of March 28, 2008.

(3) Based upon a Schedule 13D/A Amendment No. 30 filed on September 12, 2007 with the SEC by GGCP, Inc. formerly known as Gabelli Group Capital Partners, Inc. ("GGCP"), GAMCO Investors, Inc. formerly known as Gabelli Asset Management Inc. ("GBL"), Gabelli Funds, LLC ("Gabelli Funds"), GAMCO Asset Management Inc. formerly known as GAMCO Investors, Inc. ("GAMCO"), Gabelli Advisers, Inc. ("Gabelli Advisers"), Gabelli Securities, Inc. ("GSI"), Gabelli & Company, Inc. ("Gabelli & Company"), MJG Associates, Inc. ("MJG Associates"), Gabelli Foundation, Inc. ("Foundation"), Mario Gabelli, and LICT Corporation ("LICT"). GGCP makes investments for its own account and is the parent company of GBL. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including those named below. GAMCO, a wholly-owned subsidiary of GBL, is an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). GAMCO is an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others. GSI, a majority-owned subsidiary of GBL, is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies. As a part of its business, GSI may purchase or sell securities for its own account.

     Gabelli & Company, a wholly-owned subsidiary of GSI, is a broker-dealer registered under the Exchange Act, which as a part of its business regularly purchases and sells securities for its own account. Gabelli Funds, a wholly-owned subsidiary of GBL, is a limited liability company. Gabelli Funds is an investment adviser registered under the Advisers Act which presently provides discretionary managed account services for various registered investment companies. Gabelli Advisers, a subsidiary of GBL, is an investment adviser which provides discretionary advisory services to The GAMCO Westwood Mighty Mites Fund, The GAMCO Westwood

     Income Fund and The GAMCO Westwood Small Cap Fund. MJG Associates provides advisory services to private investment partnerships and offshore funds. Mario Gabelli is the sole shareholder, director and employee of MJG Associates. MJG Associates is the Investment Manager of Gabelli International Limited, Gabelli International II Limited, Gabelli Performance Partnership and Gabelli Fund, LDC. The Foundation is a private foundation. Mario Gabelli is the President, a Trustee and the Investment Manager of the Foundation. LICT is a holding company with operating subsidiaries engaged primarily in the rural telephone industry. LICT actively pursues new business ventures and acquisitions. LICT makes investments in marketable securities to preserve capital and maintain liquidity for financing their business activities and acquisitions and are not engaged in the business of investing, reinvesting, or trading in securities. Mario Gabelli is a director and substantial shareholder of LICT. Mario Gabelli is the majority shareholder and Chief Executive Officer of GGCP and Chairman and Chief Executive Officer of GBL. GGCP is the majority shareholder of GBL. GBL, in turn, is the sole stockholder of GAMCO. GBL is also the majority stockholder of GSI and the largest shareholder of Gabelli Advisers. Gabelli & Company is a wholly-owned subsidiary of GSI.

     Includes the following shares deemed to be owned beneficially by the following affiliates: 1,039,683 shares held by GAMCO; 65,000 shares held by MJG Associates; 95,000 shares held by Gabelli Funds; 13,600 shares held by Gabelli Advisors; 2,000 shares held by Foundation and 7,500 shares held by GSI. The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Exchange Act. Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons. GSI is deemed to have beneficial ownership of the securities owned beneficially by Gabelli & Company. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than Mario Gabelli and the Foundation.

     GGCP, GBL, GAMCO, and Gabelli & Company are New York corporations and GSI and Gabelli Advisers are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580. MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501. Interactive is a Delaware corporation having its principal place of business at 401 Theodore Fremd Avenue, Rye, New York 10580.

(4) Based upon a Schedule 13D/A Amendment No. 17 filed jointly on December 31, 2007 with the SEC by Mr. Lichtenstein, Mr. Kassan and Mr. Henderson and Steel Partners II, L.P., a Delaware limited partnership ("Steel Partners II"), Steel Partners II owns 1,608,550 shares of the Common Stock and Steel Partners II GP LLC, a Delaware limited liability company ("Steel GP LLC"), Steel Partners II Master Fund L.P., a Cayman Islands exempted limited partnership ("Steel Master"), Steel Partners LLC, a Delaware limited liability company ("Partners LLC") and Warren G. Lichtenstein may be deemed to beneficially own such shares. Steel Master is the sole limited partner of Steel Partners II. Steel GP LLC is the general partner of Steel Partners II and Steel Master. Partners LLC is the investment manager of Steel Partners II and Steel Master. Warren G. Lichtenstein is the manager of Partners LLC and the managing member of Steel GP LLC. By virtue of his positions with Steel GP LLC and Partners LLC, Mr. Lichtenstein has the power to vote and dispose of the 1,608,550 shares of the Common Stock owned by Steel Partners II. In such filing Mr. Kassan reports that he beneficially owns no shares of Common Stock and Mr. Henderson reports that he beneficially owns the right to acquire 20,824 shares at any time upon exercise of stock options.

(5) Based upon a Schedule 13D/A Amendment No. 17 filed jointly on December 31, 2007 with the SEC by Mr. Lichtenstein, Mr. Kassan and Mr. Henderson and Steel Partners II, Mr. Lichtenstein owns 10,300 shares of the Common Stock. By virtue of his positions with Steel GP LLC and Partners LLC, Mr. Lichtenstein also has the power to vote and dispose of the 1,608,550 shares of the Common Stock owned by Steel Partners II.

(6) Includes 217,350 shares that Mr. Schwarz has the power to vote and dispose, by virtue of his position as Managing Member of Newcastle Capital Group, L.L.C., which is the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P. Also includes 26,123 shares that Mr. Schwarz has the right to acquire at any time upon exercise of stock options.

(7) Includes 51,846 shares owned by Mr. Baumgardner and 55,749 shares that Mr. Baumgardner has the right to acquire at any time upon exercise of stock options.

(8) Includes 4,500 shares owned by Mr. Nuzzo, 6,338 shares beneficially owned by Mr. Nuzzo as a participant in the Company sponsored 401(k) plan, and 37,000 shares that Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.

(9) Includes 12,300 shares owned directly by Mr. Taylor, 100 shares owned indirectly by Mr. Taylor through a family member, 2,310 shares beneficially owned by Mr. Taylor as a participant in the Company sponsored 401(k) plan, and 47,000 shares that Mr. Taylor has the right to acquire at any time upon exercise of stock options.

(10) Includes 3,500 shares held by Mr. Gray's Individual Retirement Account, 13,400 shares held by 1993 GF Limited Partnership, in which the general partner is a corporation owned solely by Mr. Gray, and 6,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general partner. Also includes 2,500 shares held by JYG Limited Partnership, in which Mr. Gray's spouse is a general partner, and 13,378 shares that Mr. Gray has the right to acquire at any time upon exercise of stock options. Except for the shares held in his Individual Retirement Account and by JYG Limited Partnership, Mr. Gray disclaims beneficial ownership of these shares.

(11) Includes 200,074 shares that directors and executive officers have the right to acquire, at any time, upon the exercise of nonqualified and incentive stock options granted by the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

     This compensation discussion and analysis describes the material elements of compensation awarded to, earned by or paid to each of the Company's named executive officers who served during the fiscal year ended December 31, 2007. This compensation discussion primarily focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year, but also describes compensation actions taken before or after the last completed fiscal year to the extent that it enhances the understanding of the executive compensation disclosure. The Compensation Committee currently oversees the design and administration of the Company's executive compensation program.

     The Company's current executive compensation program includes the following principal components: (i) base salary, (ii) cash bonus incentive provided through a short-term incentive plan ("STIP"), and a long-term incentive plan ("LTIP"), and (iii) perquisites and other compensation. In addition, certain of the Company's named executive officers still have unexercised options to purchase shares of Common Stock that were granted under the 1991 Long Term Incentive Plan, which plan terminated pursuant to its terms in 2001, although options granted under the plan remain outstanding pursuant to their terms. These outstanding options are detailed below in the "Outstanding Equity Awards at Fiscal Year- End Table."

EXECUTIVE COMPENSATION OBJECTIVES

     The Company's compensation philosophy aims to balance short-term performance of executives with the achievement of long-range strategic goals resulting in continuously improving shareholder value and to engender and preserve a sense of fairness and equity among employees, shareholders, and customers. In keeping with that philosophy, the objective of the Company's executive compensation program is to:

     - link a significant portion of annual compensation directly to operating performance;

     - promote achievement of the Company's long-term strategic goals and objectives;

     - align the interest of Company employees with long-term shareholder interest; and

     - attract, retain, and motivate executives critical to the Company's long-term success.

     To achieve these objectives, compensation programs have been designed to create a correlation between the financial success of the executive and the shareholders by providing compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. The compensation program provides both long and short-term incentives that the Compensation Committee believes align the interests of executives and shareholders and reward executives for value delivered to shareholders and for building value within the Company.

DETERMINATION OF COMPENSATION AWARDS

     The Compensation Committee has the primary authority to oversee general compensation policies for the Company's employees and is charged with reviewing and approving compensation packages annually for the Company's named executive officers. In performing this function, the Compensation Committee reviews (a) executive compensation surveys and compensation levels of executive officers of companies in competing businesses and in the Company's geographic markets and
(b) the recommendations of Mr. Taylor, the Company's Chief Executive Officer and President. From time to time, the Committee engages independent compensation consultants and others regarding compensation matters.

     No specific weight or relative importance was assigned to the various qualitative factors and compensation information considered by the Compensation Committee. Accordingly, the Company's compensation policies and practices may be deemed subjective, within an overall published framework based on both the financial and non-financial factors.

TIMING OF COMPENSATION

     Compensation, including salary base adjustments, incentive plan eligibility, incentive plan goal specifications and incentive plan payments, for the Company's named executive officers are reviewed annually, usually in the first quarter.

ELEMENTS OF COMPENSATION

      The principal elements of the Company's executive compensation are:

          -    base salary;

          -    performance-based incentives;

                    i.   short-term incentives

                    ii.  long-term incentives

          -    perquisites and other compensation.

BASE SALARIES

     Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all the Company's employees, including its named executive officers. When establishing base salaries for 2007, the Compensation Committee considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, the base salary of the individual at his/her prior employment and the number of well qualified candidates to assume the individual's role. Generally, the Compensation Committee believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies. Base salary levels of executive officers are reviewed annually by the Compensation Committee.

PERFORMANCE-BASED INCENTIVES

     2007 Bonus Plan

     The 2007 Bonus Plan provides incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company's executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. Participants in the 2007 Bonus Plan who are named executive officers of the Company include James C. Taylor, President and Chief Executive Officer of the Company, and David R. Nuzzo, the Vice President and Chief Financial Officer of the Company.

     The Compensation Committee established two components for the 2007 Bonus Plan. The first component is a short-term incentive plan and the second component is a long-term incentive plan. The structure of the 2007 Bonus Plan was designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer-term growth goals.

          a. 2007 Short-Term Incentive Plan Awards

     The short-term incentive plan component of the 2007 Bonus Plan (the "2007 STIP") consists of two components. The first component is based on the achievement of return on invested capital ("ROIC") objectives and the second component is based on the achievement of pre-determined individual objectives. Based on the determination of the objectives under the two components, the maximum percentage of base salary that may be earned by a participant ranges from 20% to 45% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's targets. Bonuses earned under the 2007 STIP are paid in the first fiscal quarter of 2008. No bonuses are paid under the 2007 STIP if either component is below a predetermined threshold.

     For the fiscal year ended December 31, 2007, under the 2007 STIP, Mr. Taylor earned a bonus payment of $151,819 and Mr. Nuzzo earned a bonus payment of $80,871, which payments were made in March 2008. These bonus payments are reflected in the "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

          b. 2007 Long-Term Incentive Plan Awards

     The Company maintains a long term incentive plan based on the achievement of certain sales targets and ROIC targets over a three year time period. An employee must be employed on the date the Compensation Committee approves bonuses for the last year of the three year period in order to be eligible to receive a payment under a long term incentive plan, unless otherwise determined at the absolute discretion of the Compensation Committee. The long-term incentive plan component of the 2007 Bonus Plan (the "2007 LTIP") is based on a combination of the achievement of certain sales targets and ROIC targets over the three-year period ending on December 31, 2009. Based on the determination of these objectives, the maximum percentage of base salary that may be earned by the participants range from 10% to 55% of his or her base salary, but may exceed such range in the event that ROIC exceeds the Company's targets. Bonuses earned under the 2007 long term incentive plan will be paid following the conclusion of the 2009 fiscal year. A bonus payout under the 2007 LTIP will not occur if either the ROIC or sales component is below 80% of the respective target. The 2007 LTIP is similar to, and runs concurrently with the 2006 long term incentive plan (the "2006 LTIP"), which covers the three-year period ending on December 31, 2008, but with different targets.

     For the fiscal year ended December 31, 2007, under the 2005 long term incentive plan ("2005 LTIP"), Mr. Taylor earned a bonus payment of $171,373 and Mr. Nuzzo earned a bonus payment of $58,284, which payments were made in March 2008. For the fiscal year ended December 31, 2007, the Company did not make any bonus payment to any of its executive officers under the 2006 LTIP or the 2007 LTIP.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

     The Company provides the opportunity for Mr. Taylor to be protected under the severance and change in control provisions contained in a Change in Control Agreement dated as of May 1, 2001. The Company provides this protection in order to attract and retain an appropriate caliber of talent for his position. The severance and change in control provisions that apply for Mr. Taylor are summarized below in "Potential Payments upon Termination or Change-in-Control." The Compensation Committee believes that the use of such severance and change in control protections are an essential element of executive compensation and assist the Company in recruiting and retaining talented executives. No other named executive officers are protected by such provisions.

PERQUISITES AND OTHER COMPENSATION

     The Company provides the opportunity for its named executive officers and other executives to receive certain perquisites and general health and welfare benefits. For the last completed fiscal year, the Company provided the following personal benefits and perquisites to certain of its named executives officers: health insurance, life and disability insurance, 401(k) plan, and car expense reimbursement.

OTHER PAYMENTS

     Options

     In the past, the Compensation Committee has provided long term incentive compensation in the form of stock options, where appropriate, as compensation for its executive officers, including the named executive officers. These options were granted pursuant to our 1991 Long Term Incentive Plan, which plan expired in 2001 in accordance with its terms, although options granted under the plan remain outstanding pursuant to their terms. Each option granted under the 1991 Long Term Incentive Plan expires no later than ten (10) years from the date the option was granted. At the present time, the Company does not have any option plans in effect. The Company did not grant options to the named executive officers during the fiscal years ended December 31, 2007 and December 31, 2006.

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal year ended December 31, 2007: (i) individuals who served as, or acted in the capacity of, the Company's principal executive officer for the fiscal year ended December 31, 2007; (ii) individuals who served as, or acted in the capacity of, the Company's principal financial officer for the fiscal year ended December 31, 2007; (iii) the Company's three most highly compensated executive officers, other than the chief executive and chief financial officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2007 (of which there were none); and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended December 31, 2007 (of which there were none). We refer to these individuals collectively as our named executive officers.

                                                         (g)
   (a)                                                Non-Equity          (i)
Name and                    (c)          (e)        Incentive Plan     All Other           (j)
Principal          (b)     Salary    Stock Awards    Compensation    Compensation         Total
Position          Year      ($)          ($)             ($)              ($)              ($)
---------         -----   --------   ------------   --------------   ------------      ----------
James C. Taylor    2007   $336,000    $ 6,200(1)      $151,819(2)    $1,111,911(3)(4)  $1,605,930
Chief Executive
Officer and        2006   $302,769    $10,765(1)      $115,439(2)    $   62,251(3)(4)  $  491,224
President

David R. Nuzzo     2007   $216,000    $ 6,762(1)      $ 80,871(5)    $   19,537(3)(6)  $  323,170
Vice President
and Chief          2006   $201,846    $ 6,080(1)      $ 43,619(5)    $   26,690(3)(6)  $  278,235
Financial
Officer,
Treasurer and
Secretary

(1) This amount reflects the value of common stock contributed by the Company through the Company sponsored 401(k) plan. The value of the common stock contribution is the product of the number of shares contributed by the Company and the weighted average price of those shares.

(2) The amount for 2007 reflects amounts paid pursuant to the short-term incentive plan component of the 2007 Bonus Plan, but excludes a bonus payment of $171,373, paid in March 2008 pursuant to the LTIP component of the 2005 Bonus Plan, which was previously reported as part of Mr. Taylor's 2005 bonus. The amount for 2006 reflects amounts paid pursuant to the short-term incentive plan component of the 2006 Bonus Plan, but excludes a bonus payment of $24,547, paid in March 2007 pursuant to the LTIP component of the 2004 Bonus Plan, which was previously reported as part of Mr. Taylor's 2004 bonus.

(3) Includes the Company's profit sharing cash contributions and matching 401(k) contributions for each of Messrs. Taylor and Nuzzo to the Company sponsored 401(k) plan.

(4) Includes car expense reimbursement payments in the amount of $10,439 and premiums paid for group term life insurance for Mr. Taylor for 2007 and a bonus in the amount of $992,272 (the "Taylor Bonus") paid to Mr. Taylor pursuant to an agreement dated as of August 5, 2002 (the "Bonus Agreement"). Pursuant to the terms of the Bonus Agreement, the Taylor Bonus was equal to the product of (i) 100,000 and (ii) the amount by which the Common Stock price exceeds $5.45. The right to receive two-thirds of the Taylor Bonus was triggered on December 21, 2007, on which day the closing stock price of the Common Stock was $20.334 per share. Based on this closing price, the Taylor Bonus was equal to $992,272. One-third of the Taylor Bonus (the product of 33,334 and the amount by which the Common Stock price exceeds $5.45) remains unexercised. The Taylor Bonus is reflected in the "Other Compensation" column, less amounts totaling $20,000 reported as compensation in connection with the Taylor Bonus in prior years.

     Also included in amount reported as "other compensation" is the amount by which potential bonus payments under Mr. Taylor's Long Term Bonus Agreement, which is detailed below in "Employment and Other Agreements," has increased during the fiscal year ended December 31, 2007. The amount by which this potential bonus payment has increased is $124,800.

     The amount reflected for 2006 includes $16,339 for car expense reimbursement payments and premiums paid for group term life insurance for Mr. Taylor for 2006. Also included is the amount by which one potential bonus payment under the Long Term Bonus Agreement, which is detailed below in "Employment and Other Agreements," has increased during the fiscal year ended December 31, 2006. The amount by which this potential bonus payment has increased is $34,300.

(5) The amount reflected for 2007 reflect amounts paid pursuant to the short-term incentive plan component of the 2007 Bonus Plan, but excludes a bonus payment of $58,284, paid in March 2008 pursuant to the LTIP component of the 2005 Bonus Plan, which was previously reported as part of Mr. Nuzzo's 2005 bonus. The amount reflected for 2006 reflect amounts paid pursuant to the short-term incentive plan component of the 2006 Bonus Plan, but excludes a bonus payment of $8,403, paid in March 2007 pursuant to the LTIP component of the 2004 Bonus Plan, which was previously reported as part of Mr. Nuzzo's 2004 bonus.

(6) The amount reflected for 2007 includes $15,179 for car expense reimbursement payments and premiums paid for group term life insurance for Mr. Nuzzo for 2007. The amount reflected for 2006 includes car expense reimbursement payments in the amount of $15,078 and premiums paid for group term life insurance for Mr. Nuzzo for 2006.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

     The compensation paid to the named executive officers includes salary, non-equity incentive compensation and certain other compensation detailed above. The non-equity incentive compensation column does not included any payments under the 2006 LTIP or 2007 LTIP because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.

     In 2007, salaries and bonuses accounted for approximately 98% of total compensation for our principal executive officer and approximately 92% for the other named executive officer.

GRANTS OF PLAN-BASED AWARDS

     The Company made no grants of plan-based awards to any of its named executive officers in 2007 and 2006 other than the grant of shares of common stock contributed by the Company to the Company sponsored 401(k) plan in the respective amounts of 397.9 shares and 435.76 shares for Messrs. Taylor and Nuzzo in 2007 and 647.57 shares and 378.5 shares for Messrs. Taylor and Nuzzo in 2006.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                  OPTION AWARDS
                  ---------------------------------------------
                           (B)
                  NUMBER OF SECURITIES       (E)        (F)
                       UNDERLYING          OPTION      OPTION
      (A)          UNEXERCISED OPTIONS    EXERCISE   EXPIRATION
     NAME           (#) EXERCISABLE      PRICE ($)      DATE
     ----         --------------------   ---------   ----------
James C. Taylor
                         25,000           $11.1250    1/10/2010
                          5,000           $12.0000     8/1/2010
                          7,000           $12.1750    5/18/2011
                         10,000           $ 5.7500    9/25/2011
David R. Nuzzo
                          7,500           $11.1250    9/11/2008
                         12,500           $13.5000    9/24/2009
                          7,000           $12.1750    5/18/2011
                         10,000           $ 5.7500    9/25/2011

EMPLOYMENT AND OTHER AGREEMENTS

     None of the Company's named executive officers are party to employment agreements.

     Pursuant to a Long Term Bonus Agreement dated September 1, 2005 (the "Long Term Bonus Agreement"), Mr. Taylor will be paid a bonus (the "Bonus") upon the first to occur of (i) the occurrence of a change in control; or (ii) the delivery of a notice by Mr. Taylor requesting the payment of the Bonus. The Bonus will be an amount equal to the product of (i) 50,000 and (ii) the amount by which the Common Stock price exceeds $15.02. The Bonus will vest as follows:
20% on each of September 1, 2005, 2006, 2007, 2008 and 2009.

     Upon his termination of employment with the Company for any reason, Mr. Taylor will be entitled to receive the Bonus upon delivery of a notice for a period of thirty (30) days following the date of termination, after which time he will have no further right to receive the Bonus.

     Assuming that payment of the Bonus was to be calculated using the closing market price on the last day of trading in the fiscal year ended December 31, 2007, which was $20.00 per share of the Common Stock, the vested portion of the Bonus would equal $149,400. During fiscal year ended December 31, 2007 the value of the vested portion of the Bonus increased by $124,800. This change in the value of the Bonus is reflected in the "Other Compensation" column in the Summary Compensation Table.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

     James C. Taylor, the Company's Chief Executive Officer and President, is party to a change in control agreement dated as of May 1, 2001 (the "Change in Control Agreement") by and between him and the Company. Pursuant to the Change in Control Agreement, Mr. Taylor will receive a payment equal to two times his annual salary in the event he is terminated as Chief Executive Officer and President without cause or he terminates such employment for good reason within one year of a change in control of the Company or the execution of a definitive agreement contemplating a change in control of the Company. As of December 31, 2007, this amount was equal to $672,000.

     Please see the discussion of the Long Term Bonus Agreement with Mr. Taylor detailed above.

DIRECTOR COMPENSATION

     The following table summarizes compensation that the Company's directors earned during 2007 for services as members of the Board of Directors.

                                      (B)                                      (H)
         (A)             FEES EARNED OR PAID IN CASH(1)         (D)           TOTAL
        NAME                          ($)                 OPTION AWARDS(3)     ($)
        ----             ------------------------------   ----------------   ------
Warren G. Lichtenstein
Chairman of the Board                    (2)                      --             (2)
Glen M. Kassan
Vice Chairman                            (2)                      --             (2)
J. Dwane Baumgardner                 26,750                       --         26,750
James R. Henderson                   23,000                       --         23,000
Mark E. Schwarz                      28,750                       --         27,250
Avrum Gray                           32,500                       --         32,500
James A. Risher                      32,500                       --         32,500

(1) In fiscal 2007, directors other than the Chairman received the following fees:

          -    $5,000 quarterly retainer fee for each director;

          -    $1,250 quarterly retainer fee for the chairman of each committee;

          -    $1,000 for each Board meeting attended; and

          -    $750 for each committee meeting attended.

(2) Neither Mr. Lichtenstein nor Mr. Kassan received direct compensation from the Company. Mr. Lichtenstein's services as Chairman of the Board and Mr. Kassan's Services as Vice Chairman were provided to the Company in accordance with the provisions of a management agreement with SPL. The fee paid to SPL by the Company was $475,000 for the 2007 fiscal year. In addition to this fee, the Compensation Committee also approved the payment of a bonus to SPL for the 2007 fiscal year in the amount of $500,000. Additional detail regarding this bonus is set forth in "Certain Relationships and Related Transactions" presented below.

(3) No option awards were granted the fiscal year ended December 31, 2007 and the Company did not recognize, under the provisions of SFAS 123(R), any stock-based compensation expense related to stock options previously awarded to directors for the 2007 fiscal year. At December 31, 2007, the aggregate number of outstanding stock option awards held by each non-employee director, all of which are fully vested, was: Mr. Lichtenstein - 0 shares; Mr. Kassan - 0 shares; Mr. Baumgardner - 55,749 shares; Mr. Henderson - 20,824 shares; Mr. Schwarz - 26,123 shares; Mr. Gray - 13,378 shares; and Mr. Risher - 0 shares. Option grants are discussed in Note 1 to the Company's consolidated financial statements in its annual report on Form 10-K filed on March 28, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Risher, Schwarz and Gray served on the Compensation Committee during the fiscal year ended December 31, 2007. None of the committee members have ever been officers or employees of the Company, or ever had any relationship requiring disclosure below under the caption "Certain Relationships and Related Transactions."

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

     The Company's Bylaws and Articles of Incorporation provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law.

DIRECTORS' AND OFFICERS' INSURANCE

     The Company currently maintains a directors' and officers' liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As a result of certain services being provided to the Company by SPL, a company controlled by the Chairman of the Board of the Company, Warren G. Lichtenstein, the Compensation Committee engaged an independent firm to provide a report and advice regarding the amount of management fees that should be payable to SPL. These fees, other than the payment of a possible bonus, are the only consideration for the services of the Chairman of the Board, Warren G. Lichtenstein, the Company's Vice Chairman, Glen M. Kassan, and other assistance from SPL.

     The services provided include management and advisory services with respect to operations, strategic planning, finance and accounting, merger, sale and acquisition activities and other aspects of the businesses of the Company. In consideration for such services, the fee paid to SPL by the Company was $475,000 for the 2007 fiscal year. The Compensation Committee also approved the payment to SPL of a bonus in the amount of $500,000, in recognition of SPL's significant contributions to the Company's success, including providing advisory and investment banking services, the improvement in operating performance, the reduction of indebtedness and working capital, as well as the improvement in the Company's stock price, among other things.

     Although not in writing, the Board engages in discussions regarding related party transactions reflecting its understanding of policies and procedures, which gives the Board the power to approve or disapprove potential related party transactions of directors and executive officers, their immediate family members and entities where they hold a 5% or greater beneficial ownership interest. The Board is charged with reviewing all relevant facts and circumstances of a related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and the extent of the related party's interest in the transaction.

COMPENSATION COMMITTEE REPORT*

     We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in the Company's 2008 Shareholder Meeting Schedule 14A Proxy Statement (the "Proxy Statement") filed pursuant to Section 14(a) of the Exchange Act. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in the Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors

                                        James A. Risher
                                        Mark E. Schwarz
                                        Avrum Gray

* This Compensation Committee Report is not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Acts.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee meets the criteria for being "independent" set forth under AMEX Rule P. 10,021, Sec. 121. During the fiscal year ended December 31, 2007, the Committee met five times and acted by written consent on one other occasion.

     In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the fiscal year ended December 31, 2007.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2007, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

                                        AUDIT COMMITTEE
                                        Avrum Gray
                                        J. Dwane Baumgardner
                                        James A. Risher

           ITEM 2: APPROVAL OF THE COMPANY'S 2008 INCENTIVE STOCK PLAN

     As of March 31, 2008, the Board unanimously adopted a resolution declaring it advisable to approve the adoption of the Company's 2008 Incentive Stock Plan (the "2008 Plan"), which contains 315,000 shares of the Company's Common Stock available for grant thereunder, subject to stockholder approval. The 2008 Plan is intended as an incentive to retain and to attract new directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. A copy of the 2008 Plan is attached hereto as Exhibit A. As of the date of this Proxy Statement, no options to purchase shares of Common Stock or other rights have been granted to any person under the 2008 Plan.

     The benefits and amounts to be derived under the 2008 Plan are not determinable.

DESCRIPTION OF THE 2008 PLAN

     The following is a brief summary of certain provisions of the 2008 Plan, which summary is qualified in its entirety by the actual text of the 2008 Plan attached hereto as Exhibit A.

The Purpose of the 2008 Plan.

     The purpose of the 2008 Plan is to provide additional incentive to the directors, officers, consultants, advisors and employees of the Company who are primarily responsible for the management and growth of the Company.

     The Company intends that the 2008 Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the 2008 Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the 2008 Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to those options for which qualification for such exception is intended.

Administration of the 2008 Plan.

     The 2008 Plan is to be administered by a committee consisting of two or more directors appointed by the Board (the "Committee"). The Committee will be comprised solely of "non-employee directors" within the meaning of Rule 16b-3 and, "outside directors" within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of the Board. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the 2008 Plan does not consist of two or more "non-employee directors," or if there is no such Committee, then the 2008 Plan will be administered by the Board, provided that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee so comprised of outside directors.

     Subject to the other provisions of the 2008 Plan, the Committee will have the authority, in its discretion: (i) to designate recipients of options ("Options"), stock appreciation rights ("Stock Appreciation Rights"), restricted stock ("Restricted Stock") and other equity incentives or stock or stock based awards ("Equity Incentives"), all of which are referred to collectively as "Rights"; (ii) to determine the terms and conditions of each Right granted (which need not be identical); (iii) to interpret the 2008 Plan and all Rights granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2008 Plan.

Eligibility.

     The persons eligible for participation in the 2008 Plan as recipients of Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive stock options may only be granted to employees of the Company and the subsidiaries. There are approximately 1,750 Company and subsidiary employees all of whom are currently eligible to participate in the 2008 Plan. In selecting participants, and determining the number of shares covered by each Right, the Committee may consider any factors that it deems relevant.

Shares Subject to the 2008 Plan.

     Subject to the conditions outlined below, the total number of shares of the Common Stock which may be issued pursuant to Rights granted under the 2008 Plan may not exceed 315,000 shares.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of the Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2008 Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2008 Plan, to the end that after such event each optionee's proportionate interest will be maintained as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any incentive stock options previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the 2008 Plan.

Options.

     An Option granted under the 2008 Plan is designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO"). Upon the grant of an Option to purchase shares of the Common Stock, the Committee will fix the number of shares of the Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased. The purchase price of each share of the Common Stock purchasable under an Option will be determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of such share of the Common Stock on the date the Option is granted; provided, however, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of the Common Stock on the date of grant.

Stock Appreciation Rights.

     Stock Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company.

Restricted Stock.

     Restricted Stock may be granted under the 2008 Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2008 Plan, as the Committee deems desirable. A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Committee and, if the Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

Other Equity Incentives or Stock Based Awards.

     Subject to the provisions of the 2008 Plan, the Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee in its discretion determines. Such awards may entail the transfer of actual shares of the Common Stock to 2008 Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

Term of the Rights.

     The Committee, in its sole discretion, will fix the term of each Right, provided that the maximum term of an Option will be ten years. ISOs granted to a 10% stockholder will expire not more than five years after the date of grant. The 2008 Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

Restrictions on Transferability.

     Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof will be void and ineffective and will give no right to the purported transferee. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.

Termination of the 2008 Plan.

     No Right may be granted pursuant to the 2008 Plan following May 14, 2018.

Amendments to the 2008 Plan.

     The Board may at any time amend, suspend or terminate the 2008 Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee's or grantee's consent, and except that no amendment may be made which, without the approval of the Company stockholders would (i) materially increase the number of shares that may be issued under the 2008 Plan, except as permitted under the 2008 Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the 2008 Plan; (iii) materially modify the requirements as to eligibility for participation in the 2008 Plan; (iv) decrease the exercise price of an ISO to less than 100% of the fair market value on the date of grant thereof or the exercise price of a NQSO to less than 100% of the fair market value on the date of grant thereof; or (v) extend the term of any Option beyond that permitted in the 2008 Plan.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Options

     Options that are granted under the 2008 Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder's gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder's basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder's adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

     The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the option holder's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options

     In the case of a NQSO, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

Restricted Stock

     A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.

Stock Option Appreciation Rights

     No taxable income will be recognized by an option holder upon receipt of a Stock Appreciation Right and the Company will not be entitled to a tax deduction upon the grant of such right.

     Upon the exercise of a Stock Appreciation Right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the Stock Appreciation Right and the Company will generally be entitled to a corresponding tax deduction.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE COMPANY'S 2008 INCENTIVE STOCK PLAN.

     ITEM 3: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Grant Thornton LLP to serve as the Company's independent auditors. Grant Thornton LLP has served as the Company's independent auditors since July 2002. While it is not required to do so, the Board is submitting to shareholders for ratification the selection of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2008. Such ratification of the selection of Grant Thornton LLP will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote thereon and represented at the Meeting. The Board will reconsider its selection should the shareholder votes evidence disapproval.

Audit Fees

     The aggregate fees billed by Grant Thornton LLP for professional fees rendered in connection with the audit of the Company's annual financial statements and the reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, including services related thereto, were $558,689 for the year ended December 31, 2007 and $591,390 for the year ended December 31, 2006.

Audit-Related Fees

     The aggregate fees billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as "Audit Fees," including review of the Company's annual report on Form 10-K in connection with the acquisition of certain businesses, planning efforts related to the review of the Company's internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and consultations concerning financial accounting and reporting matters not classified as audit, were $31,107 for the year ended December 31, 2007, and $62,683 for the year ended December 31, 2006.

Tax Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning were $5,706 for the year ended December 31, 2007, and $7,870 for the year ended December 31, 2006. The services comprising the fees reported as "Tax Fees" included tax return preparation in various foreign jurisdictions, consultation regarding various tax issues and support provided to management in connection with income and other tax audits.

All Other Fees

     There were no other fees billed by Grant Thornton LLP for the years ended December 31, 2007 and December 31, 2006 for products and services, other than those described.

Pre-approval Policies and Procedures

     All audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by the Chairman of the Audit

Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

     All of the engagements and fees for the year ended December 31, 2007 were approved by the Audit Committee. Of the total number of hours expended on Grant Thornton LLP's engagement to audit the Company's financial statements for the year ended December 31, 2007, none of the hours were attributed to work performed by persons other than permanent, full-time employees of Grant Thornton LLP in the United States and of a member firm of Grant Thornton International in China.

     The Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP's independence was not compromised.

     Representatives of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than December 15, 2008. Shareholders wishing to nominate directors or bring a proposal before the 2009 annual meeting of shareholders (but not include it in the Company's proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than the close of business on the 60th calendar day prior to the date of the 2009 annual meeting.

     Under the SEC's proxy rules, proxies solicited by the Board for the 2009 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes). Any shareholder proposal may not be included in the Company's proxy statement if the Company does not receive notice of such proposal on or before the deadline set forth in the preceding paragraph.

     To be in proper form, a shareholders notice must include the specified information concerning the proposal or nominee as described in the Company's Bylaws. The Company will not consider any proposal or nomination that does not meet the requirements of its Bylaws and the SEC for submitting a proposal or nomination.

                                  OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

     The Company is concurrently sending all of its shareholders of record, as of March 28, 2008, a copy of its Annual Report for the year ended December 31, 2007. Such report contains the Company's certified consolidated financial statements for the year ended December 31, 2007, including that of the Company's subsidiaries.

     Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

                                        By order of the Board of Directors,
                                        Glen M. Kassan
                                        Vice Chairman

Mount Laurel, New Jersey
April 14, 2008

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND ANY AMENDMENTS THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER SHAREHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT. TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., 520 FELLOWSHIP ROAD, SUITE A-114, MOUNT LAUREL, NEW JERSEY 08054.

                                                                       EXHIBIT A

                               SL INDUSTRIES, INC.

                            2008 INCENTIVE STOCK PLAN

     1.   PURPOSE OF THE PLAN.

          This 2008 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to SL Industries, Inc., a New Jersey corporation (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

          Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan may be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

          The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan may satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

     2.   ADMINISTRATION OF THE PLAN.

          The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, stock appreciation rights ("Stock Appreciation Rights"), restricted stock ("Restricted Stock") and other equity incentives or stock or stock based awards ("Equity Incentives") and to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

          Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

          In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

     3.   DESIGNATION OF OPTIONEES AND GRANTEES.

          The persons eligible for participation in the Plan as recipients of Options (the "Optionees"), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the "Grantees") shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees and Grantees, and in determining the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee's relationship to the Company, the Optionee or Grantee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee's length of service, promotions and potential. An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s) if the Committee shall so determine.

     4.   STOCK RESERVED FOR THE PLAN.

          Subject to adjustment as provided in Section 10 hereof, a total of 315,000 shares of the Company's Common Stock, $0.20 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 315,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the

Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future Options under the Plan, except in the case of an Option or Stock Appreciation Right where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

     5.   TERMS AND CONDITIONS OF OPTIONS.

          Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 10 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

          (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

          (c) Exercisability. Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

               Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

               For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

               (i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

               (ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

               (iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

               For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

          (d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          (e) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (f) Incentive Option Shares. A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

     6.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

          Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company. Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

     7.   TERMS AND CONDITIONS OF RESTRICTED STOCK.

          Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in section 7(d) below.

          (b) Issuance of certificates. The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

          (c) Delivery of certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

          (d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed. Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

          (e) Change of Control. Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

     8.   OTHER EQUITY INCENTIVES OR STOCK BASED AWARDS.

          The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

     9.   TERM OF PLAN.

          No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

     10.  CAPITAL CHANGE OF THE COMPANY.

          In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

     11.  PURCHASE FOR INVESTMENT.

          Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     12.  TAXES.

          (a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

          (b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

          (c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

     13.  EFFECTIVE DATE OF PLAN.

          The Plan shall be effective on May 14, 2008; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company's stockholders no later than March 31, 2009, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

     14.  AMENDMENT AND TERMINATION, SECTION 409A OF THE CODE.

          The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

          (b) materially increase the benefits accruing to the Optionees or Grantees under the Plan;

          (c) materially modify the requirements as to eligibility for participation in the Plan;

          (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

          (e) extend the term of any Option beyond that provided for in Section 5(b).

          (f) The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee's consent. The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

               It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the "Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly. The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

     15.  GOVERNMENT REGULATIONS.

          The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

     16.  GENERAL PROVISIONS.

          (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

          (e) Non-transferability. Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

          (f) No rights as a Stockholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          (g) Termination by Death. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

          (h) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

          (i) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

               For purposes of this paragraph (i), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

          (j) Other Termination. Unless otherwise determined by the Committee, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right's term if the Optionee or Grantee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee). The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                                        SL INDUSTRIES, INC.
                                        March 31, 2008

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               SL INDUSTRIES, INC.

                     Proxy -- Annual Meeting of Shareholders
                                  May 14, 2008

          The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the "Company"), does hereby appoint Glen M. Kassan (with full power to act alone), the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Stockholders of the Company to be held at Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 May 14, 2008, at 1:00 P.M., Eastern Time, or at any adjournment or postponements thereof.

          The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 14, 2008, and a copy of the Company's Annual Report for the year ended December 31, 2007.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, TO APPROVE THE 2008 INCENTIVE STOCK PLAN AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        CONTINUED TO BE COMPLETED, SIGNED
                          AND DATED ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR PROPOSALS 1, 2 AND 3

1.   ELECTION OF DIRECTOR NOMINEES

     GLEN M. KASSAN                     MARK E. SCHWARZ
     J. DWANE BAUMGARDNER               AVRUM GRAY
     JAMES R. HENDERSON                 JAMES A. RISHER
     JOHN H. MCNAMARA, JR.

     [ ] For the election as directors for the ensuing year of all nominees listed above. (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEES, CHECK THE FORGOING BOX AND CLEARLY STRIKE OUT OR LINE THROUGH WITH DARK INK SUCH NOMINEE'S NAME IN THE LIST ABOVE.)

     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2.   [ ]  APPROVAL OF 2008 INCENTIVE STOCK PLAN

3. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

                    FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting and any adjournment of postponement thereof.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.


Signature:                              Date
           --------------------------        -------------


Signature:                              Date
           --------------------------        -------------

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